Exhibit 99.2

Quarterly Financial Supplement -
3Q2011

October 25, 2011

CNO Financial Group, Inc.
Consolidated balance sheet (in millions)	Mar-10	Jun-10	Sep-10	Dec-10	Mar-11	Jun-11	Sep-11	Dec-11

Assets
Investments:
Fixed maturities, available for sale, at fair value	$18,813.8	$19,935.7	$21,007.5	$20,633.9	$20,852.2	$21,622.9	$23,016.7
Equity securities at fair value	31.1	31.0	41.1	68.1	105.4	129.6	164.3
Mortgage loans	1,936.6	1,948.1	1,825.6	1,761.2	1,751.3	1,752.8	1,648.2
Policy loans	294.0	292.9	290.9	284.4	281.6	279.5	279.6
Trading securities	332.0	360.7	389.7	372.6	403.1	83.5	81.8
Investments held by variable interest entities	511.7	478.4	454.8	420.9	401.6	414.0	453.5
Securities lending collateral	147.4	77.6	—	—	—	—	—
Other invested assets	236.3	167.2	189.5	240.9	272.1	252.2	190.9
Total investments	22,302.9	23,291.6	24,199.1	23,782.0	24,067.3	24,534.5	25,835.0
Cash and cash equivalents - unrestricted	321.1	323.7	548.8	571.9	424.6	580.2	461.9
Cash and cash equivalents held by variable interest entities	24.3	13.5	18.3	26.8	27.1	25.3	19.7
Accrued investment income	334.0	323.1	345.3	327.8	336.7	314.3	301.2
Present value of future profits	1,133.2	1,077.3	1,028.3	1,008.6	970.1	936.5	714.2
Deferred acquisition costs	1,788.0	1,700.0	1,612.7	1,764.2	1,766.1	1,762.6	1,444.7
Reinsurance receivables	3,444.1	3,357.2	3,315.7	3,256.3	3,219.0	3,172.5	3,131.3
Income tax assets, net	1,021.9	769.0	536.7	839.4	798.9	703.5	687.2
Assets held in separate accounts	17.0	15.6	16.7	17.5	18.1	17.4	15.4
Other assets	398.4	349.8	352.0	305.1	439.9	349.8	314.9
Total assets	$30,784.9	$31,220.8	$31,973.6	$31,899.6	$32,067.8	$32,396.6	$32,925.5
Liabilities
Liabilities for insurance products:
Interest-sensitive products	$13,217.7	$13,177.8	$13,217.6	$13,194.7	$13,161.3	$13,152.8	$13,168.2
Traditional products	10,137.6	10,199.7	10,253.0	10,307.6	10,357.9	10,424.4	10,444.8
Claims payable and other policyholder funds	969.4	946.0	939.4	968.7	979.0	978.0	985.5
Liabilities related to separate accounts	17.0	15.6	16.7	17.5	18.1	17.4	15.4
Other liabilities	583.6	683.6	833.9	496.3	643.1	703.7	576.9
Investment borrowings	454.5	454.2	653.9	1,204.1	1,203.8	1,305.3	1,509.1
Borrowings related to variable interest entities	495.4	449.7	425.0	386.9	354.4	317.3	405.6
Securities lending payable	152.4	82.0	—	—	—	—	—
Notes payable - direct corporate obligations	1,037.2	1,029.4	1,029.8	998.5	949.8	934.5	871.2
Total liabilities	27,064.8	27,038.0	27,369.3	27,574.3	27,667.4	27,833.4	27,976.7
Shareholders' equity
Common stock	2.5	2.5	2.5	2.5	2.5	2.5	2.4
Additional paid-in capital	4,411.0	4,418.8	4,421.6	4,424.2	4,426.1	4,414.3	4,379.4
Accumulated deficit	(590.4)	(557.3)	(507.9)	(339.7)	(285.8)	(226.3)	(30.3)
Total shareholders' equity before accumulated other comprehensive income (loss)	3,823.1	3,864.0	3,916.2	4,087.0	4,142.8	4,190.5	4,351.5
Accumulated other comprehensive income (loss)	(103.0)	318.8	688.1	238.3	257.6	372.7	597.3
Total shareholders' equity	3,720.1	4,182.8	4,604.3	4,325.3	4,400.4	4,563.2	4,948.8
Total liabilities and shareholders' equity	$30,784.9	$31,220.8	$31,973.6	$31,899.6	$32,067.8	$32,396.6	$32,925.5

	1Q10	2Q10	3Q10	4Q10	1Q11	2Q11	3Q11	4Q11

Book value per share at period-end (1) (2)	$15.24	$15.39	$15.60	$16.28	$16.48	$16.80	$17.89

Book value per share assuming conversion of convertible securities (1) (3)	$13.68	$13.52	$13.70	$14.23	$14.37	$14.58	$15.49

CNO Financial Group, Inc.
Consolidated statement of operations (in millions)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Revenues
Insurance policy income	$664.6	$667.9	$674.5	$663.0	$2,670.0	$667.2	$679.6	$673.5
Net investment income (loss):
General account assets	315.2	321.1	326.5	332.2	1,295.0	336.1	342.2	338.2
Policyholder and reinsurer accounts and other special-purpose portfolios	24.0	(22.7)	43.3	27.3	71.9	37.4	3.1	(54.9)
Realized investment gains (losses):
Net realized investment gains, excluding impairment losses	15.4	11.2	28.1	125.3	180.0	18.4	13.0	33.5
Other-than-temporary impairment losses:
Total other-than-temporary impairment losses	(17.7)	(29.3)	(22.8)	(77.0)	(146.8)	(13.3)	(10.1)	(2.9)
Portion of other-than-temporary impairment losses recognized in accumulated other comprehensive income (loss)	(2.6)	1.4	(1.7)	(0.1)	(3.0)	—	—	—
Net impairment losses recognized	(20.3)	(27.9)	(24.5)	(77.1)	(149.8)	(13.3)	(10.1)	(2.9)
Total realized gains (losses)	(4.9)	(16.7)	3.6	48.2	30.2	5.1	2.9	30.6
Fee revenue and other income	3.5	3.6	4.6	5.1	16.8	3.4	4.2	4.9
Total revenues	1,002.4	953.2	1,052.5	1,075.8	4,083.9	1,049.2	1,032.0	992.3

Benefits and expenses
Insurance policy benefits	699.0	651.0	700.0	673.7	2,723.7	683.2	684.4	661.0
Interest expense	27.5	28.7	28.4	28.6	113.2	29.2	28.9	27.9
Amortization	102.6	96.6	118.6	126.0	443.8	136.7	101.5	87.2
Loss on extinguishment of debt	1.8	0.9	—	4.1	6.8	1.4	0.6	1.1
Other operating costs and expenses	118.4	124.2	128.2	132.1	502.9	115.1	124.4	127.6
Total benefits and expenses	949.3	901.4	975.2	964.5	3,790.4	965.6	939.8	904.8

Income before income taxes	53.1	51.8	77.3	111.3	293.5	83.6	92.2	87.5
Income tax expense on period income	19.2	18.7	27.9	38.1	103.9	29.7	32.7	34.5
Valuation allowance for deferred tax assets	—	—	—	(95.0)	(95.0)	—	—	(143.0)
Net income	$33.9	$33.1	$49.4	$168.2	$284.6	$53.9	$59.5	$196.0

CNO Financial Group, Inc.
Earnings per share analysis ($ in millions, except per share amounts)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Income (loss) before net realized investment losses, net of related amortization and income taxes:
Bankers Life	$53.2	$64.0	$95.5	$71.4	$284.1	$63.9	$84.7	$91.4

Washington National	27.6	21.1	27.2	28.7	104.6	25.2	22.7	22.1

Colonial Penn	5.3	7.6	7.8	5.8	26.5	5.4	7.6	8.1

Other CNO Business	(1.9)	8.8	(24.4)	6.0	(11.5)	7.1	4.8	2.0

Corporate operations:
Interest expense on debt	(19.5)	(19.8)	(20.0)	(20.0)	(79.3)	(20.6)	(19.3)	(18.7)
Loss on extinguishment of debt	(1.8)	(0.9)	—	(4.1)	(6.8)	(1.4)	(0.6)	(1.1)
Other corporate expenses, net	(5.0)	(11.8)	(12.3)	(13.7)	(42.8)	(0.5)	(11.3)	(27.5)

Net realized investment gains (losses), net of related amortization	(4.8)	(17.2)	3.5	37.2	18.7	4.5	3.6	25.7
Fair value changes in embedded derivative liabilities, net of related amortization	—	—	—	—	—	—	—	(14.5)

Income before taxes	53.1	51.8	77.3	111.3	293.5	83.6	92.2	87.5

Taxes	19.2	18.7	27.9	38.1	103.9	29.7	32.7	34.5
Valuation allowance for deferred tax assets	—	—	—	(95.0)	(95.0)	—	—	(143.0)
Net income	$33.9	$33.1	$49.4	$168.2	$284.6	$53.9	$59.5	$196.0

Diluted earnings per share	$0.13	$0.12	$0.17	$0.56	$0.99	$0.19	$0.21	$0.66

Net realized investment gains (losses), net of related amortization and taxes	(0.01)	(0.04)	0.01	0.08	0.04	0.01	0.01	0.05

Fair value changes in embedded derivative liabilities, net of related amortization and taxes	—	—	—	—	—	—	—	(0.03)

Valuation allowance for deferred tax assets	—	—	—	0.31	0.31	—	—	0.47

Loss on extinguishment of debt	—	—	—	(0.01)	(0.01)	—	—	—

Diluted earnings per share, excluding net realized investment gains (losses), fair value changes in embedded derivative liabilities, valuation allowance for deferred tax assets and loss on extinguishment of debt	$0.14	$0.16	$0.16	$0.18	$0.65	$0.18	$0.20	$0.17

CNO Financial Group, Inc.
Computation of weighted average shares outstanding	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011
(000s)

Basic
Shares outstanding, beginning of period	250,786.2	250,929.8	251,044.7	251,046.4	250,786.2	251,084.2	251,404.9	249,415.2
Weighted average shares issued during the period:
Shares repurchased	—	—	—	—	—	—	(590.3)	(2,511.6)
Shares issued under stock option and restricted stock plans	2.3	67.8	0.1	18.2	240.0	52.6	118.5	61.8
Shares withheld for the payment of the exercise price of stock options and taxes	(0.7)	(3.4)	—	(0.5)	(53.5)	(16.3)	—	(0.3)
Weighted average basic shares outstanding during the period	250,787.8	250,994.2	251,044.8	251,064.1	250,972.7	251,120.5	250,933.1	246,965.1
Basic shares outstanding, end of period	250,929.8	251,044.7	251,046.4	251,084.2	251,084.2	251,404.9	249,415.2	243,247.3
Diluted
Weighted average basic shares outstanding	250,787.8	250,994.2	251,044.8	251,064.1	250,972.7	251,120.5	250,933.1	246,965.1
Common stock equivalent shares related to:
Convertible debentures	39,532.4	49,793.3	53,363.6	53,366.9	49,014.1	53,366.9	53,366.9	53,366.9
Stock option and restricted stock plans	1,760.3	1,860.6	1,631.2	2,231.1	1,870.8	2,748.3	3,035.8	2,352.9
Warrants	—	—	—	—	—	262.4	712.4	22.9
Weighted average diluted shares outstanding during the period	292,080.5	302,648.1	306,039.6	306,662.1	301,857.6	307,498.1	308,048.2	302,707.8
Diluted shares outstanding, end of period	296,498.0	306,268.9	306,044.5	306,682.1	306,682.1	307,782.4	306,530.3	298,990.0

CNO Financial Group, Inc.
Bankers Life
Analysis of income before taxes (in millions)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Insurance policy income	$396.2	$400.7	$405.1	$394.2	$1,596.2	$400.0	$409.6	$404.6
Net investment income (loss):
General account invested assets	172.2	177.0	182.4	187.7	719.3	191.3	196.5	194.3
Fixed index products	12.1	(15.3)	21.9	13.9	32.6	18.3	0.4	(36.3)
Other special-purpose portfolios	1.6	(1.2)	4.2	2.4	7.0	—	—	—
Net realized investment gains (losses)	(3.0)	(10.3)	18.3	57.1	62.1	6.6	(1.8)	26.5
Fee revenue and other income	2.3	2.7	3.6	4.2	12.8	2.3	3.3	3.6
Total revenues	581.4	553.6	635.5	659.5	2,430.0	618.5	608.0	592.7

Insurance policy benefits	350.6	344.2	341.8	339.9	1,376.5	337.6	351.3	333.6
Insurance policy benefits - fair value changes in embedded derivative liabilities	—	—	—	—	—	—	—	30.7
Amounts added to policyholder account balances:
Annuity products and interest-sensitive life products other than fixed index products	43.8	44.1	43.3	44.1	175.3	40.8	40.5	40.0
Fixed index products	22.1	(5.6)	17.0	22.0	55.5	26.4	17.1	(13.0)
Amortization related to operations	67.0	70.6	76.4	76.5	290.5	101.9	69.7	67.2
Amortization related to net realized investment gains (losses)	0.5	(0.5)	1.4	8.8	10.2	1.0	(0.4)	3.9
Amortization related to fair value changes in embedded derivative liabilities	—	—	—	—	—	—	—	(16.4)
Interest expense on investment borrowings	—	—	—	1.0	1.0	1.2	1.1	1.2
Other operating costs and expenses	47.7	46.6	43.2	47.5	185.0	40.1	45.4	45.8
Total benefits and expenses	531.7	499.4	523.1	539.8	2,094.0	549.0	524.7	493.0
Income before income taxes	$49.7	$54.2	$112.4	$119.7	$336.0	$69.5	$83.3	$99.7

Health underwriting margins (in millions)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Medicare supplement:
Earned premium	$178.8	$178.5	$178.2	$177.4	$712.9	$181.0	$179.5	$179.2
Benefit ratio	72.8%	70.7%	69.5%	70.7%	70.9%	67.2%	69.8%	68.4%
Underwriting margin (earned premium less policy benefits)	$48.6	$52.3	$54.4	$52.0	$207.3	$59.3	$54.2	$56.7

PDP:
Earned premium	$18.0	$19.7	$19.3	$10.8	$67.8	$14.4	$16.7	$12.9
Benefit ratio	88.7%	89.8%	64.4%	60.7%	77.7%	89.5%	88.6%	76.1%
Underwriting margin (earned premium less policy benefits)	$2.0	$2.0	$6.9	$4.2	$15.1	$1.5	$1.9	$3.1

PFFS:
Earned premium	$(0.1)	$(0.3)	$(0.4)	$0.2	$(0.6)	$—	$3.6	$—
Benefit ratio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Underwriting margin (earned premium less policy benefits)	$5.0	$4.0	$6.5	$2.0	$17.5	$0.7	$3.7	$0.5

Long-term care:
Earned premium	$149.1	$144.6	$146.8	$145.4	$585.9	$144.4	$143.4	$142.0
Benefit ratio before interest income on reserves	114.4%	113.0%	114.2%	113.3%	113.7%	113.4%	115.0%	109.7%
Interest-adjusted benefit ratio	75.2%	71.9%	73.2%	71.5%	73.0%	70.8%	71.6%	65.5%
Underwriting margin (earned premium plus interest income on reserves less policy benefits)	$36.9	$40.6	$39.4	$41.5	$158.4	$42.2	$40.7	$49.1

CNO Financial Group, Inc.
Bankers Life
Average liabilities for insurance products (in millions) (continued)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Annuities:
Mortality based	$251.8	$250.7	$249.4	$248.5	$250.1	$245.9	$243.1	$240.0
Fixed index	1,685.0	1,769.7	1,871.3	2,008.3	1,833.6	2,147.7	2,268.3	2,412.9
Deposit based	4,905.3	4,905.5	4,905.2	4,882.8	4,899.7	4,832.4	4,793.2	4,750.5
Medicare supplement and other supplemental health	4,275.6	4,337.4	4,376.8	4,431.4	4,355.3	4,489.6	4,529.9	4,564.0
Life:
Interest sensitive	407.8	412.2	414.0	417.6	412.9	420.5	425.2	431.8
Non-interest sensitive	331.4	346.9	363.4	379.5	355.3	397.8	416.8	437.7
Total average liabilities for insurance products, net of reinsurance ceded	$11,856.9	$12,022.4	$12,180.1	$12,368.1	$12,106.9	$12,533.9	$12,676.5	$12,836.9

Present value of future profits (in millions)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Balance, beginning of period	$569.5	$539.1	$495.3	$465.7	$569.5	$467.2	$442.7	$422.0
Amortization related to operations	(22.5)	(21.5)	(19.1)	(16.9)	(80.0)	(24.6)	(16.9)	(14.3)
Amortization related to net realized investment (gains) losses	—	—	(0.1)	(0.4)	(0.5)	(0.1)	0.1	(0.2)
Adjustment related to unrealized (gain) or loss on fixed maturities, available for sale	(7.9)	(22.3)	(10.4)	18.8	(21.8)	0.2	(3.9)	(198.6)
Balance, end of period	$539.1	$495.3	$465.7	$467.2	$467.2	$442.7	$422.0	$208.9

Deferred acquisition costs (in millions)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Balance, beginning of period	$1,179.1	$1,171.3	$1,089.6	$1,011.4	$1,179.1	$1,149.5	$1,146.2	$1,139.9
Deferred acquisition expenses	72.0	78.5	77.5	77.7	305.7	76.6	76.6	81.9
Amortization related to operations	(44.5)	(49.1)	(57.3)	(59.6)	(210.5)	(77.3)	(52.8)	(52.9)
Amortization related to net realized investment (gains) losses	(0.5)	0.5	(1.3)	(8.4)	(9.7)	(0.9)	0.3	(3.7)
Amortization related to fair value changes in embedded derivative liabilities	—	—	—	—	—	—	—	16.4
Adjustment related to unrealized (gain) or loss on fixed maturities, available for sale	(34.8)	(111.6)	(97.1)	128.4	(115.1)	(1.7)	(30.4)	(345.2)
Balance, end of period	$1,171.3	$1,089.6	$1,011.4	$1,149.5	$1,149.5	$1,146.2	$1,139.9	$836.4

CNO Financial Group, Inc.
Washington National
Analysis of income before taxes (in millions)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Insurance policy income	$145.4	$144.7	$144.9	$146.0	$581.0	$145.4	$146.6	$145.9
Net investment income (loss):
General account invested assets	45.5	45.8	46.2	46.7	184.2	46.3	46.7	47.3
Trading account income related to reinsurer accounts	0.8	1.1	1.6	(1.0)	2.5	0.3	0.7	2.6
Change in value of embedded derivatives related to modified coinsurance agreements	(0.9)	(1.0)	(1.4)	2.0	(1.3)	(0.3)	(0.7)	(2.6)
Net realized investment gains (losses)	(1.2)	—	(2.3)	(3.9)	(7.4)	(0.5)	(0.5)	1.6
Fee revenue and other income	0.3	0.2	0.3	0.3	1.1	0.3	0.2	0.4
Total revenues	189.9	190.8	189.3	190.1	760.1	191.5	193.0	195.2

Insurance policy benefits	112.5	116.7	112.4	109.0	450.6	112.2	118.3	119.0
Amortization related to operations	14.8	13.1	14.4	14.6	56.9	16.1	14.0	13.9
Interest expense on investment borrowings	—	—	—	—	—	—	—	0.2
Other operating costs and expenses	36.2	39.9	37.6	41.7	155.4	38.5	38.5	38.4
Total benefits and expenses	163.5	169.7	164.4	165.3	662.9	166.8	170.8	171.5
Income before income taxes	$26.4	$21.1	$24.9	$24.8	$97.2	$24.7	$22.2	$23.7

Health underwriting margins (in millions)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Medicare supplement:
Earned premium	$41.6	$40.2	$39.1	$37.5	$158.4	$35.5	$34.9	$33.5
Benefit ratio	65.7%	65.8%	67.0%	70.9%	67.3%	66.3%	71.1%	69.9%
Underwriting margin (earned premium less policy benefits)	$14.2	$13.8	$12.9	$10.9	$51.8	$12.0	$10.1	$10.1

Supplemental health:
Earned premium	$98.0	$99.1	$100.6	$103.1	$400.8	$104.7	$106.9	$107.6
Benefit ratio before interest income on reserves	82.3%	83.2%	81.3%	75.0%	80.4%	78.7%	82.7%	82.4%
Interest-adjusted benefit ratio	49.4%	52.0%	50.5%	45.0%	49.2%	49.1%	54.1%	53.9%
Underwriting margin (earned premium plus interest income on reserves less policy benefits)	$49.6	$47.6	$49.7	$56.8	$203.7	$53.3	$49.1	$49.6

CNO Financial Group, Inc.
Washington National
Average liabilities for insurance products (in millions) (continued)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Medicare supplement and other supplemental health	$2,530.1	$2,485.5	$2,432.4	$2,432.5	$2,470.1	$2,434.6	$2,437.1	$2,436.9
Non-interest sensitive life	206.8	206.5	207.8	205.7	206.7	205.2	202.2	198.7
Total average liabilities for insurance products, net of reinsurance ceded	$2,736.9	$2,692.0	$2,640.2	$2,638.2	$2,676.8	$2,639.8	$2,639.3	$2,635.6

Present value of future profits (in millions)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Balance, beginning of period	$455.1	$447.6	$440.7	$433.8	$455.1	$426.9	$418.5	$411.5
Amortization related to operations	(7.5)	(6.9)	(6.9)	(6.9)	(28.2)	(8.4)	(7.0)	(5.5)
Balance, end of period	$447.6	$440.7	$433.8	$426.9	$426.9	$418.5	$411.5	$406.0

Deferred acquisition costs (in millions)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Balance, beginning of period	$185.4	$190.2	$196.4	$206.7	$185.4	$212.3	$216.8	$222.3
Deferred acquisition expenses	12.1	12.4	17.8	13.3	55.6	12.2	12.5	13.0
Amortization related to operations	(7.3)	(6.2)	(7.5)	(7.7)	(28.7)	(7.7)	(7.0)	(8.4)
Balance, end of period	$190.2	$196.4	$206.7	$212.3	$212.3	$216.8	$222.3	$226.9

CNO Financial Group, Inc.
Colonial Penn
Analysis of income before taxes (in millions)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Insurance policy income	$48.2	$49.3	$48.8	$48.6	$194.9	$50.3	$50.9	$50.8
Net investment income on general account invested assets	9.7	9.7	9.9	10.0	39.3	10.3	10.5	10.1
Net realized investment gains	0.5	—	2.0	4.1	6.6	1.1	0.2	3.5
Fee revenue and other income	0.2	0.1	0.2	0.2	0.7	0.2	0.2	0.2
Total revenues	58.6	59.1	60.9	62.9	241.5	61.9	61.8	64.6

Insurance policy benefits	36.4	35.2	36.1	36.1	143.8	38.5	37.8	35.7
Amounts added to annuity and interest-sensitive life product account balances	0.3	0.2	0.3	0.2	1.0	0.2	0.2	0.3
Amortization related to operations	8.7	8.8	7.0	8.8	33.3	9.0	8.6	9.3
Other operating costs and expenses	7.4	7.3	7.7	7.9	30.3	7.7	7.4	7.7
Total benefits and expenses	52.8	51.5	51.1	53.0	208.4	55.4	54.0	53.0
Income before income taxes	$5.8	$7.6	$9.8	$9.9	$33.1	$6.5	$7.8	$11.6

Average liabilities for insurance products (in millions)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Annuities - mortality based	$79.9	$79.3	$79.2	$79.2	$79.4	$78.5	$77.8	$77.3
Supplemental health	18.3	17.7	17.5	17.1	17.6	16.6	16.3	16.1
Life:
Interest sensitive	21.9	21.6	21.1	20.7	21.3	20.7	20.5	20.2
Non-interest sensitive	576.6	578.2	580.3	583.6	579.7	586.7	588.7	590.2
Total average liabilities for insurance products, net of reinsurance ceded	$696.7	$696.8	$698.1	$700.6	$698.0	$702.5	$703.3	$703.8

Present value of future profits (in millions)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Balance, beginning of period	$92.4	$89.4	$86.6	$84.0	$92.4	$81.7	$79.1	$76.9
Amortization related to operations	(3.0)	(2.8)	(2.6)	(2.3)	(10.7)	(2.6)	(2.2)	(2.0)
Balance, end of period	$89.4	$86.6	$84.0	$81.7	$81.7	$79.1	$76.9	$74.9

Deferred acquisition costs (in millions)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Balance, beginning of period	$199.8	$211.0	$217.0	$223.7	$199.8	$226.5	$238.5	$246.6
Deferred acquisition expenses	16.9	12.0	11.1	9.3	49.3	18.4	14.5	17.5
Amortization related to operations	(5.7)	(6.0)	(4.4)	(6.5)	(22.6)	(6.4)	(6.4)	(7.3)
Balance, end of period	$211.0	$217.0	$223.7	$226.5	$226.5	$238.5	$246.6	$256.8

CNO Financial Group, Inc.
Other CNO Business
Analysis of income (loss) before taxes (in millions)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Insurance policy income	$74.8	$73.2	$75.7	$74.2	$297.9	$71.5	$72.5	$72.2
Net investment income (loss):
General account invested assets	87.8	88.5	88.0	87.8	352.1	88.2	87.6	85.4
Fixed index products	3.9	(6.5)	6.2	6.2	9.8	5.0	(0.9)	(8.4)
Trading account income related to policyholder accounts	0.9	(1.6)	2.3	1.1	2.7	1.5	—	(2.4)
Net realized investment gains (losses)	0.1	(5.0)	(13.0)	(9.7)	(27.6)	(1.0)	1.1	3.0
Total revenues	167.5	148.6	159.2	159.6	634.9	165.2	160.3	149.8

Insurance policy benefits	90.3	84.3	110.4	82.6	367.6	88.8	85.9	86.7
Insurance policy benefits - fair value changes in embedded derivative liabilities	—	—	—	—	—	—	—	3.2
Amounts added to policyholder account balances:
Annuity products and interest-sensitive life products other than fixed index products	32.4	31.4	32.4	31.4	127.6	31.6	30.3	28.9
Fixed index products	10.6	0.5	6.3	8.4	25.8	7.1	3.0	(4.1)
Amortization related to operations	12.2	3.6	20.7	15.1	51.6	9.1	9.9	11.3
Amortization related to net realized investment gains (losses)	(0.6)	1.0	(1.3)	2.2	1.3	(0.4)	(0.3)	1.0
Amortization related to fair value changes in embedded derivative liabilities	—	—	—	—	—	—	—	(3.0)
Interest expense on investment borrowings	5.0	5.0	5.1	4.9	20.0	4.9	5.0	5.3
Other operating costs and expenses	18.8	20.0	21.7	20.9	81.4	17.6	20.3	16.7
Total benefits and expenses	168.7	145.8	195.3	165.5	675.3	158.7	154.1	146.0
Income (loss) before income taxes	$(1.2)	$2.8	$(36.1)	$(5.9)	$(40.4)	$6.5	$6.2	$3.8

Health underwriting margins (in millions)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Long-term care:
Earned premium	$7.7	$7.5	$7.5	$7.2	$29.9	$7.3	$7.0	$6.9
Benefit ratio before interest income on reserves	187.2%	212.9%	201.7%	243.0%	210.8%	235.7%	205.8%	227.5%
Interest-adjusted benefit ratio	96.8%	128.0%	116.9%	155.1%	123.8%	148.0%	106.4%	126.1%
Underwriting margin (earned premium plus interest income on reserves less policy benefits)	$0.2	$(2.1)	$(1.2)	$(4.0)	$(7.1)	$(3.5)	$(0.5)	$(1.8)

CNO Financial Group, Inc.
Other CNO Business
Average liabilities for insurance products (in millions) (continued)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Annuities:
Mortality based	$212.0	$210.9	$209.8	$209.2	$210.5	$207.8	$205.9	$218.9
Fixed index	743.6	728.1	705.5	678.0	713.8	652.1	632.1	607.6
Deposit based	620.0	659.6	705.0	698.8	670.9	692.0	687.4	666.5
Separate accounts	17.1	16.3	16.2	17.1	16.7	17.8	17.7	16.4
Other health	480.9	480.1	479.4	479.8	480.0	481.8	481.9	481.3
Life:
Interest sensitive	2,607.2	2,593.7	2,581.0	2,560.1	2,585.5	2,527.4	2,506.1	2,484.6
Non-interest sensitive	844.9	839.9	831.2	820.5	834.1	805.6	790.9	780.6
Total average liabilities for insurance products, net of reinsurance ceded	$5,525.7	$5,528.6	$5,528.1	$5,463.5	$5,511.5	$5,384.5	$5,322.0	$5,255.9

Present value of future profits (in millions)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Balance, beginning of period	$58.9	$57.1	$54.7	$44.8	$58.9	$32.8	$29.8	$26.1
Amortization related to operations	(1.3)	(1.6)	(9.7)	(7.1)	(19.7)	(2.4)	(2.2)	(1.1)
Amortization related to net realized investment (gains) losses	—	—	0.1	—	0.1	—	—	—
Adjustment related to unrealized (gain) or loss on fixed maturities, available for sale	(0.5)	(0.8)	(0.3)	(4.9)	(6.5)	(0.6)	(1.5)	(0.6)
Balance, end of period	$57.1	$54.7	$44.8	$32.8	$32.8	$29.8	$26.1	$24.4

Deferred acquisition costs (in millions)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Balance, beginning of period	$226.6	$215.5	$197.0	$170.9	$226.6	$175.9	$164.6	$153.8
Deferred acquisition expenses	8.0	2.3	1.8	2.1	14.2	2.1	2.1	1.3
Other adjustments	—	(3.9)	(6.8)	—	(10.7)	—	—	—
Amortization related to operations	(10.9)	(2.0)	(11.0)	(8.0)	(31.9)	(6.7)	(7.7)	(10.2)
Amortization related to net realized investment (gains) losses	0.6	(1.0)	1.2	(2.2)	(1.4)	0.4	0.3	(1.0)
Amortization related to fair value changes in embedded derivative liabilities	—	—	—	—	—	—	—	3.0
Adjustment related to unrealized (gain) or loss on fixed maturities, available for sale	(8.8)	(13.9)	(11.3)	13.1	(20.9)	(7.1)	(5.5)	(22.3)
Balance, end of period	$215.5	$197.0	$170.9	$175.9	$175.9	$164.6	$153.8	$124.6

CNO Financial Group, Inc.
Bankers Life
Premiums collected on insurance products (in millions)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Annuities

Fixed index (first-year)	$104.0	$146.9	$146.3	$180.5	$577.7	$148.2	$163.9	$208.0

Other fixed rate (first-year)	119.1	133.1	118.4	52.9	423.5	73.1	94.1	55.1
Other fixed rate (renewal)	1.1	1.1	1.1	1.0	4.3	0.9	1.1	1.0
Subtotal - other fixed rate annuities	120.2	134.2	119.5	53.9	427.8	74.0	95.2	56.1

Total annuities	224.2	281.1	265.8	234.4	1,005.5	222.2	259.1	264.1

Health

Medicare supplement (first-year)	27.2	29.4	29.3	30.5	116.4	25.1	24.7	24.5
Medicare supplement (renewal)	149.4	139.4	140.8	151.8	581.4	153.7	144.3	146.8
Subtotal - Medicare supplement	176.6	168.8	170.1	182.3	697.8	178.8	169.0	171.3

Long-term care (first-year)	4.8	5.5	5.7	6.2	22.2	6.1	6.0	5.9
Long-term care (renewal)	144.7	141.1	139.3	137.3	562.4	138.8	136.9	131.9
Subtotal - long-term care	149.5	146.6	145.0	143.5	584.6	144.9	142.9	137.8

PDP and PFFS (first-year)	1.4	0.7	0.6	1.0	3.7	0.4	0.2	0.6
PDP and PFFS (renewal)	16.7	13.4	15.0	17.6	62.7	10.6	14.4	15.6
Subtotal - PDP and PFFS	18.1	14.1	15.6	18.6	66.4	11.0	14.6	16.2

Other health (first-year)	0.6	0.5	0.5	0.5	2.1	0.4	0.3	0.4
Other health (renewal)	2.3	2.4	2.2	2.3	9.2	2.5	2.3	2.3
Subtotal - other health	2.9	2.9	2.7	2.8	11.3	2.9	2.6	2.7

Total health	347.1	332.4	333.4	347.2	1,360.1	337.6	329.1	328.0

Life insurance

First-year	20.2	24.8	25.8	26.9	97.7	24.7	29.4	30.9
Renewal	26.3	27.3	29.0	29.3	111.9	31.7	32.6	34.6

Total life insurance	46.5	52.1	54.8	56.2	209.6	56.4	62.0	65.5

Collections on insurance products

Total first-year premium collections on insurance products	277.3	340.9	326.6	298.5	1,243.3	278.0	318.6	325.4
Total renewal premium collections on insurance products	340.5	324.7	327.4	339.3	1,331.9	338.2	331.6	332.2

Total collections on insurance products	$617.8	$665.6	$654.0	$637.8	$2,575.2	$616.2	$650.2	$657.6

CNO Financial Group, Inc.
Washington National
Premiums collected on insurance products (in millions)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Health

Medicare supplement (first-year)	$1.2	$1.1	$0.7	$0.8	$3.8	$0.6	$0.5	$0.4
Medicare supplement (renewal)	39.5	37.6	37.2	36.7	151.0	34.7	32.6	31.5
Subtotal - Medicare supplement	40.7	38.7	37.9	37.5	154.8	35.3	33.1	31.9

Supplemental health (first-year)	12.5	13.1	13.0	13.4	52.0	13.2	13.7	13.2
Supplemental health (renewal)	87.1	87.1	88.5	90.8	353.5	93.7	95.2	95.2
Subtotal - supplemental health	99.6	100.2	101.5	104.2	405.5	106.9	108.9	108.4
Other health (all renewal)	1.1	1.0	1.3	1.2	4.6	1.0	0.8	0.9

Total health	141.4	139.9	140.7	142.9	564.9	143.2	142.8	141.2

Life insurance

First-year	0.2	0.1	0.1	0.4	0.8	0.4	0.3	0.4
Renewal	4.2	3.7	3.7	3.8	15.4	3.9	3.6	3.7

Total life insurance	4.4	3.8	3.8	4.2	16.2	4.3	3.9	4.1

Collections on insurance products

Total first-year premium collections on insurance products	13.9	14.3	13.8	14.6	56.6	14.2	14.5	14.0
Total renewal premium collections on insurance products	131.9	129.4	130.7	132.5	524.5	133.3	132.2	131.3

Total collections on insurance products	$145.8	$143.7	$144.5	$147.1	$581.1	$147.5	$146.7	$145.3

CNO Financial Group, Inc.
Colonial Penn
Premiums collected on insurance products (in millions)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Life insurance

First-year	$7.9	$8.1	$8.1	$8.2	$32.3	$8.7	$8.6	$8.9
Renewal	39.4	38.6	38.8	38.6	155.4	40.7	39.9	40.3

Total life insurance	47.3	46.7	46.9	46.8	187.7	49.4	48.5	49.2

Health (all renewal)

Medicare supplement	1.5	1.6	1.4	1.5	6.0	1.3	1.4	1.3

Other health	0.1	0.1	0.1	0.1	0.4	0.2	0.1	0.1

Total health	1.6	1.7	1.5	1.6	6.4	1.5	1.5	1.4

Collections on insurance products

Total first-year premium collections on insurance products	7.9	8.1	8.1	8.2	32.3	8.7	8.6	8.9
Total renewal premium collections on insurance products	41.0	40.3	40.3	40.2	161.8	42.2	41.4	41.7

Total collections on insurance products	$48.9	$48.4	$48.4	$48.4	$194.1	$50.9	$50.0	$50.6

CNO Financial Group, Inc.
Other CNO Business
Premiums collected on insurance products (in millions)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Annuities

Fixed index (first-year)	$3.5	$2.0	$2.4	$2.4	$10.3	$2.7	$2.7	$2.2
Fixed index (renewal)	1.2	1.5	0.9	1.0	4.6	0.9	1.4	0.8
Subtotal - fixed index annuities	4.7	3.5	3.3	3.4	14.9	3.6	4.1	3.0

Other fixed rate (first-year)	0.2	0.5	0.2	—	0.9	0.4	1.6	0.1
Other fixed rate (renewal)	0.2	0.2	0.1	0.1	0.6	0.2	0.2	0.2
Subtotal - other fixed rate annuities	0.4	0.7	0.3	0.1	1.5	0.6	1.8	0.3

Total annuities	5.1	4.2	3.6	3.5	16.4	4.2	5.9	3.3

Health

Long-term care (all renewal)	7.7	7.5	7.1	6.9	29.2	7.4	7.0	6.5
Other health (all renewal)	0.7	0.7	0.5	0.6	2.5	0.2	0.2	0.2

Total health	8.4	8.2	7.6	7.5	31.7	7.6	7.2	6.7

Life insurance

First-year	0.6	0.7	0.6	0.4	2.3	0.4	0.9	0.3
Renewal	49.6	46.2	47.2	46.3	189.3	46.0	48.0	43.7

Total life insurance	50.2	46.9	47.8	46.7	191.6	46.4	48.9	44.0

Collections on insurance products

Total first-year premium collections on insurance products	4.3	3.2	3.2	2.8	13.5	3.5	5.2	2.6
Total renewal premium collections on insurance products	59.4	56.1	55.8	54.9	226.2	54.7	56.8	51.4

Total collections on insurance products	$63.7	$59.3	$59.0	$57.7	$239.7	$58.2	$62.0	$54.0

CNO Financial Group, Inc.
New Annualized Premiums ("NAP") (in millions)

Bankers Life	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	4Q11	2011

Medicare supplement	$19.4	$21.0	$16.0	$31.8	$88.2	$18.3	$18.6	$19.4
Life	15.8	17.3	16.3	15.9	65.3	16.6	18.6	18.2
Long-term care	8.6	8.7	7.2	6.7	31.2	6.9	7.3	7.3
Annuity	13.7	17.0	15.8	14.2	60.7	13.4	15.6	15.9
Subtotal Bankers Life	57.5	64.0	55.3	68.6	245.4	55.2	60.1	60.8

Washington National

Supplemental health	14.6	17.5	18.0	17.5	67.6	15.7	17.9	18.6
Medicare supplement	1.1	0.7	0.4	0.8	3.0	0.5	0.4	0.3
Life	0.7	0.7	0.8	0.7	2.9	0.8	0.8	0.9
Annuity	0.3	0.2	0.2	0.2	0.9	0.2	0.3	0.2
Subtotal Washington National	16.7	19.1	19.4	19.2	74.4	17.2	19.4	20.0

Colonial Penn

Graded Life	13.1	12.2	11.5	9.5	46.3	13.6	12.8	12.7

Total NAP	$87.3	$95.3	$86.2	$97.3	$366.1	$86.0	$92.3	$93.5

CNO Financial Group, Inc.
Statutory information - consolidated basis (4) (in millions)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11(*)	4Q11	2011

Net gain from operations before interest expense and federal income taxes	$55.6	$66.0	$97.3	$109.1	$328.0	$114.0	$92.9	$91.9
Interest expense on surplus debentures held by parent company	12.0	12.2	12.2	12.3	48.7	12.0	12.2	22.7

Net gain from operations before federal income taxes	43.6	53.8	85.1	96.8	279.3	102.0	80.7	69.2
Federal income tax expense (benefit)	4.3	7.6	1.6	4.3	17.8	0.6	2.0	3.7

Net gain from operations before net realized capital gains (losses)	39.3	46.2	83.5	92.5	261.5	101.4	78.7	65.5
Net realized capital gains (losses)	(13.5)	(10.2)	(10.3)	(45.6)	(79.6)	(15.0)	2.4	10.5

Net income	$25.8	$36.0	$73.2	$46.9	$181.9	$86.4	$81.1	$76.0

Capital and surplus	$1,418.5	$1,434.7	$1,443.1	$1,525.1	$1,525.1	$1,567.4	$1,551.5	$1,553.1
Asset valuation reserve (AVR)	46.0	61.9	78.6	71.3	71.3	97.7	116.5	143.2

Capital, surplus and AVR	1,464.5	1,496.6	1,521.7	1,596.4	1,596.4	1,665.1	1,668.0	1,696.3

Interest maintenance reserve (IMR)	308.6	319.5	343.9	428.1	428.1	448.3	475.8	507.1

Total statutory capital, surplus, AVR & IMR	$1,773.1	$1,816.1	$1,865.6	$2,024.5	$2,024.5	$2,113.4	$2,143.8	$2,203.4

* Such amounts are preliminary as the statutory basis financial statements of our insurance subsidiaries for 3Q11 will be filed with the respective insurance regulators on or about November 15, 2011.

Notes

(1) Excludes accumulated other comprehensive income (loss).

(2) Shareholders' equity divided by common shares outstanding.

(3) Assumes conversion of all convertible securities.

(4) Based on statutory accounting practices prescribed or permitted by regulatory authorities for CNO Financial's insurance subsidiaries after appropriate elimination of intercompany accounts among such subsidiaries. Such accounting practices differ from GAAP.